                                                                  EXHIBIT 99.3
                          FREE WRITING PROSPECTUS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]           SERIES 2006-SL1

                              ABS NEW TRANSACTION


                            FREE WRITING PROSPECTUS

                          $[367,167,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-SL1



                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                      [LASALLE BANK NATIONAL ASSOCIATION]
                                    TRUSTEE





                               JANUARY [17], 2005




    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]            SERIES 2006-SL1


                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

FICO & DOCUMENTATION
FICO SCORE              FULL DOC   LIMITED DOC   STATED DOC    ALL DOCS       WAC    AVG PRIN BAL    CURRENT LTV
(50 increment)
NOT AVAILABLE
451 TO 500
501 TO 550
551 TO 600                2.10%        0.00%        0.09%        2.19%      11.142%   34,031.35       98.96%
601 TO 650               26.44%        0.77%       10.66%       37.87%      10.543%   40,689.59       99.18%
651 TO 700               12.70%        2.32%       15.00%       30.02%       9.780%   50,072.35       98.59%
701 TO 750                4.79%        1.57%       12.75%       19.11%       8.842%   55,117.83       96.43%
751 TO 800                2.23%        0.91%        7.07%       10.21%       8.338%   55,460.09       93.54%
801 TO 850                0.13%        0.08%        0.38%        0.60%       8.347%   57,038.81       89.21%
TOTAL                    48.39%        5.66%       45.96%      100.00%       9.764%   46,818.26       97.84%

LTV & FICO
CURRENT LTV           FICO <500   501-550  551-600     601-650      651-700       701-750      751-800      801-850       TOTAL
(10 increment)
0.01 TO 10.00
10.01 TO 20.00                              0.00%        0.00%        0.01%        0.00%        0.00%        0.01%        0.02%
20.01 TO 30.00                              0.00%        0.00%        0.00%        0.00%        0.01%        0.00%        0.01%
30.01 TO 40.00                              0.00%        0.03%        0.00%        0.02%        0.09%        0.00%        0.13%
40.01 TO 50.00                              0.00%        0.02%        0.00%        0.03%        0.05%        0.00%        0.10%
50.01 TO 60.00                              0.00%        0.03%        0.02%        0.05%        0.21%        0.06%        0.38%
60.01 TO 70.00                              0.01%        0.08%        0.05%        0.17%        0.07%        0.00%        0.39%
70.01 TO 80.00                              0.03%        0.34%        0.31%        0.61%        0.52%        0.06%        1.86%
80.01 TO 90.00                              0.06%        0.58%        1.61%        2.55%        2.02%        0.10%        6.93%
90.01 TO 100.00                             2.09%       36.80%       28.02%       15.67%        7.24%        0.37%       90.19%
TOTAL                                       2.19%       37.87%       30.02%       19.11%       10.21%        0.60%      100.00%

LTV & FICO
CURRENT LTV        AVG PRIN BAL       WAC       GROSS MARGIN  LIMITED DOC  STATED DOC
(10 increment)
0.01 TO 10.00
10.01 TO 20.00       42,348.95        7.133           --           --           --
20.01 TO 30.00       31,876.73        7.375           --           --           --
30.01 TO 40.00      104,470.05        7.337           --           --        79.83
40.01 TO 50.00       96,822.89        7.152           --           --       100.00
50.01 TO 60.00      116,008.70        6.784           --         3.51        91.41
60.01 TO 70.00       57,865.90        8.847           --           --        61.35
70.01 TO 80.00       85,992.23        7.947           --         2.92        74.55
80.01 TO 90.00       39,432.89        8.655           --        11.90        60.28
90.01 TO 100.00      46,835.91        9.910           --         5.28        43.92
TOTAL                46,818.26        9.764           --         5.66        45.96




PRIN BALANCE & FICO
PRIN BALANCE        FICO <=500 501-550      551-600     601-650      651-700       701-750     751-800       801-850      TOTAL
(50,000 increments)
1 TO 50,000                                  1.56%       21.51%       11.38%        5.92%        3.32%        0.20%       43.89%
50,001 TO 100,000                            0.54%       12.51%       12.16%        7.13%        3.49%        0.16%       36.00%
100,001 TO 150,000                           0.08%        3.44%        5.01%        4.13%        2.09%        0.12%       14.87%
150,001 TO 200,000                           0.00%        0.41%        1.35%        1.14%        0.48%        0.00%        3.38%
200,001 TO 250,000                           0.00%        0.00%        0.12%        0.55%        0.35%        0.12%        1.14%
250,001 TO 300,000                           0.00%        0.00%        0.00%        0.15%        0.07%        0.00%        0.22%
300,001 TO 350,000                           0.00%        0.00%        0.00%        0.00%        0.09%        0.00%        0.09%
350,001 TO 400,000                           0.00%        0.00%        0.00%        0.10%        0.20%        0.00%        0.29%
450,001 TO 500,000                           0.00%        0.00%        0.00%        0.00%        0.12%        0.00%        0.12%
TOTAL:                                       2.19%       37.87%       30.02%       19.11%       10.21%        0.60%      100.00%


PRIN BALANCE & FICO
PRIN BALANCE        CURRENT LTV     WAC    GROSS MARGIN  LIMITED DOC STATED DOC
(50,000 increments)
1 TO 50,000            98.23       9.993          --        3.49       32.07
50,001 TO 100,000      98.61       9.786          --        6.26       50.93
100,001 TO 150,000     98.10       9.527          --        7.81       68.49
150,001 TO 200,000     92.13       9.130          --       17.69       57.12
200,001 TO 250,000     82.76       6.911          --        9.78       84.81
250,001 TO 300,000     79.12       7.960          --          --       67.05
300,001 TO 350,000     89.93       8.650          --          --          --
350,001 TO 400,000     79.72       6.400          --          --       66.49
450,001 TO 500,000     74.47       6.000          --          --      100.00
TOTAL:                 97.84       9.764          --        5.66       45.96


PREPAYMENT PENALTY & FICO
PREPAYMENT PENALTY TERM   <=500    501-550       551-600     601-650      651-700      701-750      751-800    801-850       TOTAL
(whatever increments)
0                                                 1.41%       22.27%       17.36%       12.94%        8.29%      0.51%       62.78%
6                                                 0.00%        0.08%        0.05%        0.00%        0.00%      0.00%        0.13%
12                                                0.02%        1.34%        0.96%        0.59%        0.33%      0.00%        3.23%
18                                                0.00%        0.03%        0.01%        0.00%        0.00%      0.00%        0.04%
24                                                0.70%       10.85%        9.40%        4.46%        1.19%      0.08%       26.70%
30                                                0.00%        0.00%        0.03%        0.00%        0.00%      0.00%        0.03%
36                                                0.06%        2.77%        2.12%        1.07%        0.39%      0.00%        6.41%
42                                                0.00%        0.02%        0.00%        0.00%        0.00%      0.00%        0.02%
60                                                0.00%        0.51%        0.10%        0.04%        0.01%      0.00%        0.66%
TOTAL                                             2.19%       37.87%       30.02%       19.11%       10.21%      0.60%      100.00%


PREPAYMENT PENALTY & FICO
PREPAYMENT PENALTY TERM       CURRENT LTV      WAC       GROSS MARGIN AVG PRIN BAL    LIMITED DOC    STATED DOC
(whatever increments)
0                                97.02        9.6383            --     42,833.91          8.27         44.71
6                                99.07       10.7169            --     58,696.99            --         73.80
12                               98.47        9.9175            --     71,686.19          1.37         52.61
18                               84.83       10.6868            --     75,507.16            --        100.00
24                               99.62        9.9968            --     55,194.86          1.27         46.12
30                               99.96        9.7269            --     59,865.11            --         78.33
36                               98.13        9.8993            --     51,937.14          0.79         52.72
42                               96.41        9.4175            --     31,285.51            --         70.92
60                               97.78        9.9929            --     46,717.44          4.57         48.24
TOTAL                            97.84        9.7639            --     46,818.26          5.66         45.96

MORTG RATES & FICO
MORTG RATES         FICO <=500    501-550     551-600       601-650      651-700      701-750     751-800       801-850       TOTAL
(50 bps increment)
5.501 TO 6.000                                  0.00%        0.00%        0.00%        0.13%        0.25%        0.06%        0.44%
6.001 TO 6.500                                  0.00%        0.00%        0.02%        0.72%        1.02%        0.06%        1.81%
6.501 TO 7.000                                  0.00%        0.00%        0.06%        0.88%        0.88%        0.03%        1.86%
7.001 TO 7.500                                  0.00%        0.08%        0.33%        2.31%        1.99%        0.07%        4.77%
7.501 TO 8.000                                  0.00%        0.14%        0.47%        0.81%        0.56%        0.06%        2.04%
8.001 TO 8.500                                  0.02%        0.66%        1.32%        3.92%        1.44%        0.12%        7.49%
8.501 TO 9.000                                  0.05%        0.84%        4.29%        1.42%        0.68%        0.07%        7.35%
9.001 TO 9.500                                  0.05%        1.00%        5.83%        4.97%        1.67%        0.03%       13.56%
9.501 TO 10.000                                 0.04%        7.58%        8.88%        1.49%        0.66%        0.02%       18.67%
10.001 TO 10.500                                0.02%        9.57%        3.83%        0.76%        0.35%        0.01%       14.55%
10.501 TO 11.000                                0.68%       14.40%        2.84%        0.86%        0.20%        0.02%       19.01%
11.001 TO 11.500                                1.32%        1.59%        0.47%        0.21%        0.12%        0.00%        3.70%
11.501 TO 12.000                                0.01%        1.30%        0.90%        0.42%        0.19%        0.00%        2.81%
12.001 TO 12.500                                0.00%        0.20%        0.34%        0.11%        0.13%        0.01%        0.80%
12.501 TO 13.000                                0.00%        0.46%        0.07%        0.07%        0.04%        0.04%        0.69%
13.001 TO 13.500                                0.00%        0.01%        0.14%        0.00%        0.01%        0.00%        0.16%
13.501 TO 14.000                                0.00%        0.00%        0.07%        0.00%        0.00%        0.00%        0.07%
14.001 TO 14.500                                0.00%        0.00%        0.09%        0.00%        0.00%        0.00%        0.10%
14.501 TO 15.000                                0.00%        0.01%        0.06%        0.03%        0.01%        0.00%        0.11%
15.001 TO 15.500                                0.00%        0.01%        0.00%        0.00%        0.00%        0.00%        0.01%
TOTAL:                                          2.19%       37.87%       30.02%       19.11%       10.21%        0.60%      100.00%


MORTG RATES & FICO
MORTG RATES               CURRENT LTV       WAC      GROSS MARGIN  AVG PRIN BAL    LIMITED DOC      STATED DOC
(50 bps increment)
5.501 TO 6.000              70.67          5.996             --     159,352.35             --          83.29
6.001 TO 6.500              80.68          6.277             --     145,413.06             --          90.13
6.501 TO 7.000              87.47          6.798             --      73,204.96             --          78.57
7.001 TO 7.500              95.89          7.368             --      60,823.96           1.77          76.34
7.501 TO 8.000              94.38          7.833             --      42,899.74           1.37          40.71
8.001 TO 8.500              97.91          8.430             --      42,908.32           1.98          23.06
8.501 TO 9.000              97.87          8.819             --      50,601.69           1.59          36.85
9.001 TO 9.500              98.80          9.373             --      51,855.55           2.64          59.10
9.501 TO 10.000             99.08          9.862             --      46,977.85           6.78          46.44
10.001 TO 10.500            98.99         10.394             --      42,607.92           3.58          31.89
10.501 TO 11.000            99.19         10.924             --      41,659.02           3.09          45.83
11.001 TO 11.500            98.00         11.402             --      41,047.89           9.70          42.74
11.501 TO 12.000            97.22         11.861             --      46,814.48          42.47          41.03
12.001 TO 12.500            98.39         12.264             --      55,160.40          57.26          35.87
12.501 TO 13.000            98.90         12.884             --      36,841.43          25.34          68.97
13.001 TO 13.500            97.15         13.285             --      42,449.37          45.05          34.31
13.501 TO 14.000            94.37         13.741             --      49,923.56         100.00             --
14.001 TO 14.500            92.79         14.359             --      56,446.37          96.06             --
14.501 TO 15.000            95.44         14.777             --      54,698.95         100.00             --
15.001 TO 15.500            99.94         15.363             --      24,582.68         100.00             --
TOTAL:                      97.84          9.764             --      46,818.26           5.66          45.96

MORTG RATES & LTV
MORTG RATES          LTV 0-10    LTV 11-20      21-30        31-40        41-50        51-60        61-70        71-80       81-90
(50 bps increment)
5.501 TO 6.000                     0.00%        0.00%        0.00%        0.00%        0.12%        0.00%        0.29%        0.03%
6.001 TO 6.500                     0.00%        0.00%        0.04%        0.05%        0.18%        0.01%        0.34%        1.19%
6.501 TO 7.000                     0.01%        0.00%        0.06%        0.03%        0.00%        0.05%        0.19%        0.76%
7.001 TO 7.500                     0.01%        0.01%        0.00%        0.00%        0.01%        0.01%        0.18%        0.41%
7.501 TO 8.000                     0.00%        0.00%        0.00%        0.00%        0.00%        0.05%        0.12%        0.42%
8.001 TO 8.500                     0.00%        0.00%        0.00%        0.00%        0.02%        0.09%        0.13%        0.36%
8.501 TO 9.000                     0.00%        0.00%        0.00%        0.00%        0.00%        0.05%        0.09%        0.80%
9.001 TO 9.500                     0.00%        0.00%        0.00%        0.00%        0.01%        0.06%        0.13%        0.56%
9.501 TO 10.000                    0.00%        0.00%        0.00%        0.00%        0.02%        0.02%        0.08%        0.62%
10.001 TO 10.500                   0.00%        0.00%        0.03%        0.02%        0.02%        0.01%        0.05%        0.57%
10.501 TO 11.000                   0.00%        0.00%        0.00%        0.00%        0.00%        0.02%        0.14%        0.57%
11.001 TO 11.500                   0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.10%        0.25%
11.501 TO 12.000                   0.00%        0.00%        0.00%        0.00%        0.00%        0.04%        0.02%        0.27%
12.001 TO 12.500                   0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.01%        0.02%
12.501 TO 13.000                   0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.01%
13.001 TO 13.500                   0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.01%
13.501 TO 14.000                   0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.01%
14.001 TO 14.500                   0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.05%
14.501 TO 15.000                   0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.02%
15.001 TO 15.500                   0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
TOTAL:                             0.02%        0.01%        0.13%        0.10%        0.38%        0.39%        1.86%        6.93%


MORTG RATES & LTV
MORTG RATES              91-100        TOTAL         AVG FICO    GROSS MARGIN  AVG PRIN BAL     LIMITED DOC     STATED DOC
(50 bps increment)
5.501 TO 6.000             0.00%        0.44%            770             --     159,352.35             --          83.29
6.001 TO 6.500             0.00%        1.81%            757             --     145,413.06             --          90.13
6.501 TO 7.000             0.77%        1.86%            753             --      73,204.96             --          78.57
7.001 TO 7.500             4.14%        4.77%            746             --      60,823.96           1.77          76.34
7.501 TO 8.000             1.45%        2.04%            724             --      42,899.74           1.37          40.71
8.001 TO 8.500             6.89%        7.49%            718             --      42,908.32           1.98          23.06
8.501 TO 9.000             6.41%        7.35%            692             --      50,601.69           1.59          36.85
9.001 TO 9.500            12.81%       13.56%            698             --      51,855.55           2.64          59.10
9.501 TO 10.000           17.94%       18.67%            666             --      46,977.85           6.78          46.44
10.001 TO 10.500          13.85%       14.55%            648             --      42,607.92           3.58          31.89
10.501 TO 11.000          18.28%       19.01%            632             --      41,659.02           3.09          45.83
11.001 TO 11.500           3.35%        3.70%            632             --      41,047.89           9.70          42.74
11.501 TO 12.000           2.48%        2.81%            664             --      46,814.48          42.47          41.03
12.001 TO 12.500           0.77%        0.80%            688             --      55,160.40          57.26          35.87
12.501 TO 13.000           0.68%        0.69%            653             --      36,841.43          25.34          68.97
13.001 TO 13.500           0.15%        0.16%            676             --      42,449.37          45.05          34.31
13.501 TO 14.000           0.07%        0.07%            664             --      49,923.56         100.00             --
14.001 TO 14.500           0.05%        0.10%            684             --      56,446.37          96.06             --
14.501 TO 15.000           0.09%        0.11%            689             --      54,698.95         100.00             --
15.001 TO 15.500           0.01%        0.01%            639             --      24,582.68         100.00             --
TOTAL:                    90.19%      100.00%            674             --      46,818.26           5.66          45.96